SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2004

                               Brooke Corporation
             (Exact name of Registrant as specified in its charter)

             Kansas                        0-31789              48-1009756
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
 incorporation or organization)          File Number)       Identification No.)

           10950 Grandview Dr., Suite 600, Overland Park, Kansas 66210
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (913) 661-0123

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Item 5. Other events

On July 29, 2004, Brooke Corporation (the "Registrant") issued a press release (hereinafter referred to as "Press Release") announcing new developments. Press Release is attached hereto and referenced as Exhibit 99.1.

This press release may contain forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: uncertainties associated with market acceptance of and demand for the Company's products, impact of competitive products and pricing, dependence on third party suppliers and their pricing, ability to meet product demand, exposure to market risks, uncertainties associated with the development of technology, changes in the law, the dependence on intellectual property rights, and the effectiveness of internal controls. Investors are directed to the Company's most recent annual and quarterly reports, which are available from the Company without charge for a more complete description of the Company's business.

Item 7. Financial Statements and Exhibits

        (c)   Exhibits.

              Exhibit 99.1         Press Release dated July 29, 2004

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                        BROOKE CORPORATION

Date: July 29, 2004                                     By: /s/ Robert D. Orr
                                                            --------------------
                                                            Robert D. Orr
                                                            CEO

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                                  EXHIBIT INDEX

Exhibit No.               Description
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99.1                      Press Release dated July 29, 2004

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